Exhibit 10.22

AMERICAN VANGUARD CORPORATION

2022 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

January 22, 2024

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”), effective as of January 22, 2024 (the “date of grant”), is entered into by and between American Vanguard Corporation, a Delaware corporation (the “Company”), and ______________ (the “Employee”).

RECITALS

A. The Board of Directors of the Company has adopted the 2022 Stock Incentive Plan (the “Plan”). Capitalized terms used but not defined in this Agreement shall have the meaning assigned to such terms in the Plan.

B. The Plan permits the granting of stock options, including Incentive Stock Options, to Participants to purchase shares of Common Stock in accordance with the provisions of the Plan and subject to such other terms as the Committee may determine in its sole discretion.

C. To provide the Employee with a further incentive for becoming an employee of the Company or a subsidiary of the Company and increasing the Employee’s efforts for the benefit of the Company and its subsidiaries, the Employee has been selected by the Committee to be an eligible Participant under the Plan and to receive an Award subject to the terms and conditions set forth below.

TERMS AND CONDITIONS

In consideration of the foregoing and of the mutual covenants contained herein and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.
Grant of Option.
a)
Subject to the terms and conditions of the Plan and this Agreement, the Company hereby grants to the Employee, effective as of the date of grant, the right and option to purchase all or any part of _________ (_____) shares of Common Stock (the “Option Shares”) for an exercise price of Ten Dollars and 28/100($10.28) per share (the “Exercise Price”), which is at least the Fair Market Value of each share of Common Stock as of the date of this award (or at least 110% of the Fair Market Value of each share of Common Stock if the Employee possesses more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company as determined under the Code) (the “Option”).

b)
The Option is intended to be an Incentive Stock Option as defined in the Plan and within the meaning of Section 422 of the Code.
c)
The Option Shares and the Exercise Price are subject to adjustment under certain circumstances as more fully set forth in the Plan. The term “Option Shares” as used in this Agreement shall include any other class of stock or other securities resulting from such adjustment.

2. Option Exercise Limitations/Vesting/Forfeiture.

a)
Vesting. Subject to the terms and conditions of this Agreement and the Plan, provided that the Employee is a full time employee of the Company or its affiliate on the date of vesting, the Option shall vest and become exercisable with respect to one third (1/3) of the Option Shares on each of the first, second and third anniversary of the date of grant, that is _____ shares on January 22, 2025, ________ shares on January 22, 2026 and ______ shares January 22, 2027 (each of which, a “Vesting Date”). If Employee ceases to be a full-time employee of the Company for any reason (including, without limitation, termination for cause, termination without cause, death, disability, retirement, or resignation for any reason) prior to the Vesting Date, then the Option shall be forfeited immediately. The vested Option shall remain exercisable until the earlier of (i) termination of the Option as provided in Section 2(b) of this Agreement or (ii) expiration of the Option Period as specified in Section 2(c) of this Agreement.

b)
Termination/Forfeiture. Upon Termination of Employment for any reason (other than as a result of death or Disability), the Employee must exercise the vested Option (to the extent not previously exercised) within three (3) months after the date of Termination of Employment. Upon Termination of Employment due to the Employee’s death or Disability, the Employee or the Employee’s heirs, personal representative, or legal representative, as the case may be, must exercise the vested Option (to the extent not previously exercised) within twelve (12) months after the date of Termination of Employment. Except as specifically provided in this Section 2(b) of this Agreement, the Option shall terminate and shall no longer be exercisable upon Termination of Employment.
c)
Expiration. Notwithstanding anything to the contrary and subject to earlier termination pursuant to Section 2(b) of this Agreement or to the terms of the Plan, the Option shall expire and automatically terminate at 5:00 p.m. (California time) seven (7) years after the date of grant, that is January 22, 2034 (or five (5) years after the date of grant if the Employee possesses more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company as determined under the Code) (the “Option Period”).
d)
Qualified Status. Notwithstanding anything to the contrary, the aggregate Fair Market Value (determined as of the date of grant) of the Option Shares with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year under all stock option plans of the Company may not exceed One Hundred Thousand Dollars ($100,000). If the aggregate Fair Market Value of the Option Shares exceeds $100,000, then the Option shall, to the extent and in the order required by the Regulations (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of the Option shall remain unchanged. In the absence of such Regulations (or authority), or in the event such Regulations (or authority) require or permit a designation of the Option which shall cease to constitute Incentive Stock Options, then the Option shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of the Option shall remain unchanged.
e)
Unregistered Shares. If at any time the Option is exercised and the Company does not have in effect, under the 1933 Act, and other applicable securities laws, a registration statement relating to the Option Shares and a prospectus meeting the requirements of the 1933 Act available for delivery to the Employee, the Employee hereby represents, warrants and covenants that the Employee will acquire the Option Shares for investment and not with a view to distribution, sale or resale, and will comply with all applicable laws with regard to resale, including, but not limited to, Rule 144 under the 1933 Act.
f)
Minimum Exercise. No exercise of the Option may be for less than one hundred (100) Option Shares, unless such lesser amount is the entire amount of the Option Shares available under the Option at the time of exercise.

3. Payment of the Exercise Price. At the time of exercise of the Option or any portion thereof, the Exercise Price of the Option Shares as to which the Option is then being exercised shall be tendered to the Company. The Exercise Price of the Option Shares shall be paid to the Company (i) in cash, certified check, bank cashier’s check or wire transfer, (ii) if requested by the Employee and permitted by the Committee in its sole discretion, by cashless means including, without limitation, the surrender to the Company of shares of previously acquired Common Stock or option for Common Stock, which shall be valued at the Fair Market Value as of the date of exercise of the Option, and (iii) if requested by the Employee and permitted by the Committee in its sole discretion, by a combination of the foregoing.

4. Option Exercise Procedure.

a)
Exercise of the Option shall be accomplished by delivery to the Company, pursuant to Section 9 of this Agreement, of (i) a timely and completed written notice of election to exercise in the form attached to this Agreement as Exhibit “A” (the “Exercise Notice”), (ii) payment of the Exercise Price for the Option Shares to be exercised, and (iii) payment for any applicable withholding taxes as provided in Section 6 of this Agreement.
b)
The Option may be exercised by a broker-dealer acting on behalf of the Employee if (i) the broker-dealer has received from the Employee or the Company a copy of this executed Agreement, and instructions signed by the Employee requesting the Company to deliver the Option Shares to the broker-dealer on behalf of the Employee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made for the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Employee have otherwise complied with Regulation T as promulgated by the Federal Reserve Board.
c)
As soon as practicable after each timely exercise of the Option and compliance by the Employee with all applicable conditions under this Agreement and the Plan, the Company shall mail or cause to be mailed to the Employee at the address specified in the Exercise Notice one or more stock certificates registered in the name of the Employee for the number of shares of Common Stock which the Employee shall be entitled to receive upon such exercise under the provisions of this Agreement and the Plan.

5. Nontransferability.

a)
The Option and the rights and privileges associated with the Option shall not be transferred, assigned, pledged or hypothecated by the Employee other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as provided by the Code or Title I of the Employee Retirement Income Security Act. The Option shall be exercisable during the Employee’s lifetime only by the Employee or, in the event of Disability, by the Employee’s personal representative. To the extent exercisable after the Employee’s death, the Option shall be exercisable only by the person or persons entitled to the Option under the Employee’s will or, if the Employee shall fail to make testamentary disposition of the Option, by the Employee’s legal representative. Upon any attempt to sell, transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or any right or privilege conferred by the Option, contrary to the provisions of this Agreement or the Plan, the Option, including all rights and privileges under the Option, shall immediately become null and void.
b)
Notwithstanding any provision to the contrary in this Agreement, if the Employee is subject to the provisions of Section 16 of the 1934 Act, none of the Option Shares may be sold or otherwise transferred, assigned, pledged or hypothecated for a period of at least six (6) months from the date of exercise.

6. Withholding Taxes. The Company’s obligation to deliver the Option Shares upon the exercise of the Option shall be subject to the Employee’s satisfaction of all applicable federal, state and local tax withholding requirements. The Employee understands and agrees that the Company and/or its subsidiaries may deduct from the amount of any compensation payable to the Employee any taxes required to be withheld with respect to the Option. If the Employee sells, transfers, assigns, or otherwise disposes of any Option Shares within two (2) years after the date of grant or within one (1) year after the date of exercise, the Employee shall promptly notify the Company of such disposition, and the Company shall have the right to demand that the Employee remit to the Company and/or its subsidiaries the amounts, if any, necessary to satisfy any applicable federal, state and local tax withholding requirements imposed by reason of such disposition.

7. Limitation of Rights.

a)
Other than the Option granted under this Agreement, nothing contained in this Agreement or in the Plan shall give or entitle the Employee to any right to receive any option or other award under the Plan or as may be determined by the Committee in its sole discretion, or give the Employee or any other person any interest in any fund or in any specific asset or assets of the Company.
b)
Nothing contained in this Agreement or in the Plan shall confer on the Employee any right to employment or to continue in the employment of the Company, or affect in any way the rights of the Company to terminate the Employee’s employment at any time. Neither the Plan nor this Agreement constitutes evidence of any agreement or understanding, express or implied, that the Company will employ the Employee in any particular position or at any particular rate of remuneration.
c)
Nothing contained in this Agreement or in the Plan shall limit the establishment or continued operation of other incentive compensation plans by the Company, or limit the authority of the Board to establish or amend incentive compensation plans for the Company, or in any way limit or restrict the amount of payments under such incentive compensation plans, or in any way limit the authority of the Board to authorize or make such payments as the Board may determine for any period, or limit or otherwise affect the payment or amount of salaries, wages or special compensation to any employee, including the Employee.
d)
Nothing contained in this Agreement shall affect the Employee’s right to participate and receive benefits under and in accordance with the then-current provisions of any other stock option plan, pension, insurance or other employee welfare plan or program of the Company.

8. Rights of Stockholder. Neither the Employee nor any person claiming under or through the Employee shall be, or have any rights or privileges of, a stockholder of the Company with respect to any of the Option Shares issuable upon the exercise of the Option, unless and until the Company issues one or more certificates representing such shares.

9. Notices. Any notice to be given to the Company or the Committee under the terms of this Agreement shall be addressed to the Company at 4695 MacArthur Court, Suite 1200, Newport Beach, California 92660, Attention: 2022 Stock Incentive Plan Committee in care of the Corporate Secretary, or at such other address as the Company may hereafter designate in writing pursuant to this Section 9. Any notice to be given to the Employee shall be addressed to the Employee at the address set forth beneath the Employee’s signature hereto or the last known address on record with the Company, or at any such other address as the Employee may hereafter designate in writing pursuant to this Section 9. Any such notice shall be deemed to have been duly given when delivered personally (or by messenger) or upon receipt when enclosed in a properly sealed envelope, correctly addressed, registered or certified mail, and deposited, postage prepaid, in the U.S. mail.

10. Acknowledgement. By signing this Agreement, or by accepting or exercising any Option, the Employee acknowledges and agrees that:

a)
The Employee has received and reviewed a copy of the Plan.

b)
The Employee has had the opportunity to make any and all inquiries the Employee may have in connection with the Option, this Agreement and the Plan.
c)
All determinations by the Committee with respect to the resolution of any disputed question arising under the Agreement or the Plan, including questions of construction and interpretation, shall be within the absolute discretion of the Committee and shall be final, binding and conclusive upon all persons, including the Employee. Without limiting the generality of the foregoing, the determination of the Committee as to whether the Employee’s employment has been terminated and the date thereof shall be final, binding and conclusive upon the Employee and all persons.

11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the limitations on transferability contained herein, of the heirs, executors, administrators and legal representatives of the Employee.

12. Governing Law. The validity, construction, interpretation and effect of this Agreement shall be governed by the laws of the State of California without giving effect to the principles of conflicts of laws. This Agreement shall be construed in accordance with the provisions of the Plan unless specifically provided otherwise herein.

13. Gender. As used in this Agreement, the masculine, feminine and neuter gender and the singular or plural numbers shall be deemed to include the others whenever the context so indicates.

14. Compliance with Laws and Regulations. The Option and the obligation of the Company to sell and deliver the Option Shares shall be subject to applicable federal and state laws, rules and regulations, and to such approvals by any government or regulatory agency as may be required.

15. Entire Agreement. This Agreement together with the Plan constitute the entire understanding between the parties regarding the Option and the matters herein. Any prior agreements, commitments or negotiations concerning the Option or the matters herein are superseded. This Agreement may be amended or modified only by a written agreement signed by the parties.

16. Headings. The section or subsection headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of the provisions contained therein.

17. Facsimile Signature. This Agreement may be executed by a party’s signature transmitted by facsimile, and copies of this Agreement executed and delivered by means of facsimile signatures shall have the same force and effect as copies hereof executed and delivered with original signatures. All parties may rely upon facsimile signatures as if such signatures were originals. Any party executing and delivering this Agreement by facsimile shall promptly thereafter deliver a counterpart signature page of this Agreement containing said party’s original signature.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank; signatures follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Incentive Stock Option Agreement effective as of the date first written above.

AMERICAN VANGUARD CORPORATION, a Delawarecorporation

By:
Name:
Title:

EMPLOYEE:

[__________], as an Individual

Address:

EXHIBIT A

NOTICE OF EXERCISE

To: American Vanguard Corporation
4695 MacArthur Court, Suite 1200
Newport Beach, CA 92660

Attention: 2022 Stock Incentive Plan Committee c/o Corporate Secretary

Subject: Notice of Intention to Exercise Option under the
American Vanguard Corporation 2022 Stock Incentive Plan

I am the “Employee” granted an Incentive Stock Option pursuant to the Incentive Stock Option Agreement entered into with the Company dated January 22, 2024 (the “Agreement”). Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Agreement.

Pursuant to the Agreement, I hereby provide you with official notice that I elect to exercise my Option to purchase the Option Shares under the Option as follows:

Number of Option Shares:

Method of Payment:

Concurrently herewith is payment of the Exercise Price for the Option Shares and, if applicable, amounts to be withheld to satisfy any withholding taxes. I understand and agree that the determination of the Fair Market Value of the Option Shares issued on this exercise of my Option shall be made as of the day that this Notice of Exercise is received by the Company.

I further understand that this election is irrevocable once it is effective in accordance with the terms of the Agreement.

The certificate for the Option Shares should be registered and forwarded as follows:

Name on Certificate:

Address:

Signed:

Print Name:

Date: